Exhibit 10.34

EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the “Amendment”), dated as of November 5, 2015, is among:
(a)    IHS INC., a Delaware corporation (“IHS”);
(b)    IHS HOLDING INC., a Delaware corporation, and IHS GLOBAL INC., a Delaware corporation (collectively, the “US Borrowers”);
(c)    IHS GROUP HOLDINGS LIMITED, a company incorporated under the laws of England and Wales, IHS GLOBAL LIMITED, a company incorporated under the laws of England and Wales, IHS GLOBAL S.A., a company organized under the laws of Switzerland, IHS GLOBAL CANADA LIMITED, a company organized under the laws of the province of Alberta in Canada, IHS EMEA HOLDING S.À R.L., a private limited liability (société àresponsabilité limitée) company incorporated under Luxembourg law, and IHS LUXEMBOURG S.À R.L. a private limited liability (société àresponsabilité limitée) company incorporated under Luxembourg law (collectively, the “Foreign Borrowers” and the Foreign Borrowers and the US Borrowers are herein collectively referred to as the “Borrowers”);
(d)    the Lenders party hereto; and
(e)    BANK OF AMERICA, N.A. as Administrative Agent (the “Administrative Agent”).
RECITALS:

The Borrowers, the Administrative Agent, and the Lenders party thereto have entered into the Credit Agreement dated as of October 17, 2014 (as amended or otherwise modified from time to time, the “Agreement”).
The Borrowers, the Administrative Agent and the Lenders now desire to amend the Agreement as herein set forth.
NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows effective as of the date hereof unless otherwise indicated:
ARTICLE 1.
Definitions
Section 1.1.    Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.
ARTICLE 2.
Amendments
Section 2.1.    Amendment to Schedule 2.01. The Available Currency Commitment portion of Schedule 2.01 of the Agreement is hereby amended and restated in its entirety in the form of Schedule 1 attached to this Amendment.
Section 2.2.    Amendment to Section 1.01 (Definitions). The following definitions are added to Section 1.01 of the Agreement in proper alphabetical order and such new definitions shall read as follows:

FIRST AMENDMENT TO CREDIT AGREEMENT, Page 1

“First Amendment” means the First Amendment dated as of November 5, 2015 to this Agreement.
“First Amendment Effective Date” means November 5, 2015, the date on which the First Amendment became effective.
Section 2.3.    Amendment to Section 1.01 (Definitions). The following definitions set forth in Section 1.01 of the Agreement are amended in their respective entireties to read as follows:
“Available Currency Commitment” means, with respect to each Available Currency Lender, the commitment of such Available Currency Lender to make Available Currency Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Available Currency Lender’s Available Currency Loans hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04. The initial amount of each Available Currency Lender’s Available Currency Commitment on the First Amendment Effective Date is set forth on Schedule 2.01, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Available Currency Commitment. As of the First Amendment Effective Date, the aggregate amount of the Available Currency Lenders’ Available Currency Commitments is $1,300,000,000.
“Foreign Currency Limit” means $1,300,000,000.
Section 2.4.    Amendment to Section 2.02(c) (Minimum Amounts; Limitation on Fixed Rate Borrowings). The last proviso in Section 2.02(c) of the Agreement is amended in its entirety to read as follows:
“provided that there shall not at any time be more than a total of eight Fixed Rate Borrowings outstanding at the same time.”
Section 2.5.    Amendment to Section 2.07(b) (Delivery of Interest Election Request). Section 2.07(b) of the Agreement is amended by inserting the phrase “or such other form as the Administrative Agent shall approve” immediately after the word “hereto” in the second sentence thereof.
Section 2.6.    Amendment to Section 6.05 (Asset Sales). Section 6.05(c) of the Agreement is amended in its entirety to read as follows:
“(c)    other sales, transfers and other dispositions of assets (other than Equity Interests in a Material Subsidiary) that are not permitted by any other clause of this Section as long as at the time of such sale, transfer or disposition (i) no Default shall exist or would result, (ii) such assets, together with any other assets sold in reliance on this clause (c) in the four fiscal quarters most recently ended for which financial statements are available at such time shall not, in the aggregate, account for more than 15% of Consolidated EBITDA or more than 15% of the total revenues of IHS and its Subsidiaries, on a consolidated basis, in each case on a cumulative basis during the four fiscal quarters most recently ended for which financial statements are available at such time, and (iii) such assets and all other assets sold in reliance on this clause (c) during the term of this Agreement shall not, in the aggregate, account for more than 30% of Consolidated EBITDA or more than 30% of the total revenues of IHS and its Subsidiaries, on a consolidated basis, in each case on a cumulative basis during the four fiscal quarters most recently ended for which financial statements are available at such time;”
ARTICLE 3.
Available Currency Commitments
Section 3.1.    Increase in Available Currency Commitments. On the First Amendment Effective Date the aggregate amount of the Available Currency Lenders’ Available Currency Commitments will be increased to $1,300,000,000. Each Available Currency Lender whose Availability Currency Commitment is changing on the First Amendment Effective Date as a result of this Amendment agrees that its Available Currency Commitment on the First Amendment Effect Date is set forth on Schedule 1 to this Amendment.

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ARTICLE 4.
Conditions Precedent
Section 4.1.    Conditions. The effectiveness of Articles 2 and 3 of this Amendment is subject to the satisfaction of the following conditions precedent:
(a)    The Administrative Agent shall have received all of the following, each dated (unless otherwise indicated) the date of this Amendment, in form and substance satisfactory to the Administrative Agent:
(i)    Amendment. This Amendment executed by the Loan Parties, the Required Lenders and each Available Currency Lender whose Available Currency Commitment is changing pursuant to this Amendment; and
(ii)    Fees and Expenses. Evidence that all fees, expenses and other charges in connection with this Amendment shall have been paid in full.
(b)    The First Amendment to the Term Loan Credit Agreement shall have become effective simultaneously with this Amendment.
(c)    All proceedings taken in connection with the transactions contemplated by this Amendment and all documentation and other legal matters incident thereto shall be satisfactory to the Administrative Agent and its legal counsel.
ARTICLE 5.
Ratifications, Representations and Warranties
Section 5.1.    Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Borrowers, the Administrative Agent, and the Lenders party hereto agree that the Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. Each Loan Party agrees that the obligations, indebtedness and liabilities of the Borrowers arising under this Amendment and the promissory notes executed pursuant hereto are “Obligations” as defined in the Agreement. For all matters arising prior to the effective date of this Amendment (including, without limitation, the accrual and payment of interest and fees and compliance with financial covenants), the terms of the Agreement (as unmodified by this Amendment) shall control and are hereby ratified and confirmed.
Section 5.2.    Representations and Warranties. IHS hereby represents and warrants to the Administrative Agent and the Lenders as follows:
(a)    At the time of and immediately after giving effect to this Amendment, no Default exists;
(b)    both immediately before and after giving effect to this Amendment, the representations and warranties set forth in the Loan Documents are true and correct in all material respects (or, in the case of any representation and warranty qualified by materiality, in all respects) on and as of the date hereof with the same effect as though made on and as of such date except with respect to any representations and warranties that specifically relate to any earlier date in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date (or, in the case of any representation and warranty qualified by materiality, in all respects as of such earlier date); and
(c)    the execution, delivery and performance of this Amendment have been duly authorized by all necessary action on the part of each Loan Party and do not and will not: (1) violate any provision of law applicable to any Loan Party, the articles of incorporation, bylaws, partnership agreement, membership agreement, memorandum

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of association or other applicable governing document of any Loan Party or any order, judgment, or decree of any court or agency of government binding upon any Loan Party; (2) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of any Loan Party; (3) result in or require the creation or imposition of any material lien upon any of the assets of any Loan Party; or (4) require any approval or consent of any Person under any material contractual obligation of any Loan Party.
IN ADDITION, TO INDUCE THE ADMINISTRATIVE AGENT AND THE LENDERS TO AGREE TO THE TERMS OF THIS AMENDMENT, EACH LOAN PARTY (BY ITS EXECUTION BELOW) REPRESENTS AND WARRANTS THAT AS OF THE DATE OF ITS EXECUTION OF THIS AMENDMENT THERE ARE NO CLAIMS OR OFFSETS AGAINST OR RIGHTS OF RECOUPMENT WITH RESPECT TO OR DEFENSES OR COUNTERCLAIMS TO ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS AND IN ACCORDANCE THEREWITH IT:
(a)    WAIVER. WAIVES ANY AND ALL SUCH CLAIMS, OFFSETS, RIGHTS OF RECOUPMENT, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE OF ITS EXECUTION OF THIS AMENDMENT; AND
(b)    RELEASE. RELEASES AND DISCHARGES THE ADMINISTRATIVE AGENT AND THE LENDERS, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SHAREHOLDERS, AFFILIATES AND ATTORNEYS (COLLECTIVELY THE “RELEASED PARTIES”) FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH ANY LOAN PARTY EVER HAD, NOW HAS, CLAIMS TO HAVE OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR TO THE DATE HEREOF FROM OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.
ARTICLE 6.
Miscellaneous
Section 6.1.    Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Administrative Agent or any Lender or any closing shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.
Section 6.2.    Reference to Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.
Section 6.3.    Expenses of Administrative Agent. As provided in the Agreement, IHS agrees to pay on demand all costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto, including without limitation, the costs and fees of the Administrative Agent's legal counsel.
Section 6.4.    Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.
Section 6.5.    Applicable Law. This Amendment shall be governed by and construed in accordance with the applicable law pertaining in the State of New York, other than those conflict of law provisions that would defer to the substantive laws of another jurisdiction. This governing law election has been made by the parties in reliance (at least in part) on Section 5-1401 of the General Obligations Law of the State of New York, as amended (as and to the extent applicable), and other applicable law.

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Section 6.6.    Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Administrative Agent, each Lender and the Borrowers and their respective successors and permitted assigns, except no Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Lenders. Any assignment or other transfer made in violation of this Section or Section 10.04 of the Agreement shall be void.
Section 6.7.    Counterparts. This Amendment may be executed in one or more counterparts and on telecopy or other electronically reproduced counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic communication shall be effective as delivery of a manually executed counterpart of this Amendment.
Section 6.8.    Effect of Waiver. No consent or waiver, express or implied, by the Administrative Agent or any Lender to or for any breach of or deviation from any covenant, condition or duty by any Loan Party shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.
Section 6.9.    Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
Section 6.10.    Entire Agreement. This Amendment and all other instruments, documents, and agreements executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto. This Amendment shall be deemed to be a Loan Document for all purposes in connection with the Agreement and the other Loan Documents.
[Remainder of Page Intentionally Left Blank]

FIRST AMENDMENT TO CREDIT AGREEMENT, Page 5

SCHEDULE 1

Lender	UK DTTP Number and Jurisdiction (if any)	Available Currency Commitment
Bank of America, N.A.		$135,000,000
JPMorgan Chase Bank, N.A.	Passport No.: 13/M/0268710/DTTP; Jurisdiction of Taxation: U.S.	$135,000,000
Royal Bank of Canada		$120,000,000
Wells Fargo Bank, N.A.		$120,000,000
Compass Bank		$95,000,000
TD Bank, N.A.		$95,000,000
Citizens Bank, N.A.		$80,000,000
PNC Bank, National Association	Passport No.: 13/P/63904/DTTP; Jurisdiction of Taxation: U.S.	$80,000,000
U.S. Bank, National Association		$80,000,000
Goldman Sachs Bank USA		$65,000,000
HSBC Bank USA, N.A.		$65,000,000
Sumitomo Mitsui Banking Corporation	Passport No.: 43/S/274647/DTTP; Jurisdiction of Taxation: Japan	$50,000,000
BNP Paribas		$28,500,000
Bank of the West		$21,500,000
SunTrust Bank	Passport No.: 13/S/67712/DTTP; Jurisdiction of Taxation: U.S.	$50,000,000
Morgan Stanley Bank, N.A.		$40,000,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.		$40,000,000
	Total	$1,300,000,000

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Executed as of the date first written above.
BORROWERS:

IHS INC.
IHS HOLDING INC.
IHS GLOBAL INC.

By:    /s/ Grant Nicholson

IHS GROUP HOLDINGS LIMITED
IHS GLOBAL LIMITED
By:    /s/ Grant Nicholson

IHS GLOBAL S.A.
By:    /s/ Grant Nicholson

IHS GLOBAL CANADA LIMITED.
By:    /s/ Grant Nicholson

IHS EMEA HOLDING S.A.R.L.
IHS LUXEMBOURG S.A.R.L.

By:    /s/ Grant Nicholson

Grant Nicholson
Corporate VP and Treasurer

[Signature Page to Consent to First Amendment to IHS Credit Agreement (Revolving)]

ADMINISTRATIVE AGENT:
BANK OF AMERICA, N.A.,
as Administrative Agent,
By:    /s/ Angela Larkin
Name: Angela Larkin
Title: Assistant Vice President

[Signature Page to Consent to First Amendment to IHS Credit Agreement (Revolving)]

LENDER:
BANK OF AMERICA, N.A.
as Issuing Bank, Swingline Lender and as Lender
By:    /s/ Mukesh Singh
Name: Mukesh Singh
Title: Vice President

[Signature Page to Consent to First Amendment to IHS Credit Agreement (Revolving)]

LENDER:
JPMORGAN CHASE BANK, N.A.
By:    /s/ Gregory T. Martin
Name: GREGORY T. MARTIN
Title: AUTHORIZED SIGNER

[Signature Page to Consent to First Amendment to IHS Credit Agreement (Revolving)]

LENDER:
JPMORGAN CHASE BANK, N.A., TORONTO BRANCH
By:    /s/ Michael N. Tam
Name: Michael N. Tam
Title: Senior Vice President

[Signature Page to Consent to First Amendment to IHS Credit Agreement (Revolving)]

LENDER:
ROYAL BANK OF CANADA
By:    /s/ Kevin Quan
Name: KEVIN QUAN
Title: AUTHORIZED SIGNATORY

[Signature Page to Consent to First Amendment to IHS Credit Agreement (Revolving)]

LENDER:
WELLS FARGO BANK N.A.
By:    /s/ Kieran Mahon
Name: KIERAN MAHON
Title: DIRECTOR

[Signature Page to Consent to First Amendment to IHS Credit Agreement (Revolving)]

LENDER:
BBVA COMPASS BANK
By:    /s/ Joseph Nimmons
Name: JOSEPH NIMMONS
Title: SENIOR VICE PRESIDENT

[Signature Page to Consent to First Amendment to IHS Credit Agreement (Revolving)]

LENDER:
TD BANK, N.A.
By:    /s/ Craig Welch
Name: Craig Welch
Title: SVP

[Signature Page to Consent to First Amendment to IHS Credit Agreement (Revolving)]

LENDER:
CITIZEN BANK, N.A.
By:    /s/ Christopher J. DeLauro
Name: CHRISTOPHER J. DELAURO
Title: VICE PRESIDENT

[Signature Page to Consent to First Amendment to IHS Credit Agreement (Revolving)]

LENDER:
PNC BANK, NATIONAL ASSOCIATION
By:    /s/ Mahir J. Desai
Name: MAHIR J. DESAI
Title: ASSISTANT VICE PRESIDENT

[Signature Page to Consent to First Amendment to IHS Credit Agreement (Revolving)]

LENDER:
U.S. BANK NATIONAL ASSOCIATION
By:    /s/ Jeff Benedix
Name: JEFF BENEDIX
Title: VICE PRESIDENT

[Signature Page to Consent to First Amendment to IHS Credit Agreement (Revolving)]

LENDER:
GOLDMAN SACHS BANK USA
By:    /s/ Jerry Li
Name: JERRY LI
Title: AUTHORIZED SIGNATORY

[Signature Page to Consent to First Amendment to IHS Credit Agreement (Revolving)]

LENDER:
HSBC BANK USA, N.A.
By:    /s/ Rumesha Ahmed
Name: RUMESHA AHMED
Title: VICE PRESIDENT

[Signature Page to Consent to First Amendment to IHS Credit Agreement (Revolving)]

LENDER:
SUMITOMO MITSUI BANKING CORP.
By:    /s/ James Weinstein
Name: JAMES WEINSTEIN
Title: MANAGING DIRECTOR

[Signature Page to Consent to First Amendment to IHS Credit Agreement (Revolving)]

LENDER:
BNP PARIBAS
By:    /s/ Charles De Clapiers
Name: CHARLES DE CLAPIERS
Title: DIRECTOR

By:    /s/ Mathew Harvey
Name: MATHEW HARVEY
Title: MANAGING DIRECTOR

[Signature Page to Consent to First Amendment to IHS Credit Agreement (Revolving)]

LENDER:
BANK OF THE WEST
By:    /s/ Robert J. Likos
Name: ROBERT J. LIKOS
Title: DIRECTOR

[Signature Page to Consent to First Amendment to IHS Credit Agreement (Revolving)]

LENDER:
SUNTRUST BANK
By:    /s/ Jared Cohen
Name: JARED COHEN
Title: VICE PRESIDENT

[Signature Page to Consent to First Amendment to IHS Credit Agreement (Revolving)]

LENDER:
MORGAN STANLEY BANK, N.A.
By:    /s/ Roberto Ellinghaus
Name: ROBERTO ELLINGHAUS
Title: AUTHORIZED SIGNATORY

[Signature Page to Consent to First Amendment to IHS Credit Agreement (Revolving)]

LENDER:
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.
By:    /s/ Lillian Kim
Name: LILLIAN KIM
Title: DIRECTOR

[Signature Page to Consent to First Amendment to IHS Credit Agreement (Revolving)]

CONSENT OF DOMESTIC GUARANTORS

Each of the undersigned Domestic Guarantors: (i) consents and agrees to this Amendment including, without limitation, Section 5.2 thereof; (ii) agrees that the Loan Documents to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Domestic Guarantor enforceable against it in accordance with their respective terms; and (iii) agrees that the obligations, indebtedness and liabilities of the Borrowers arising under this Amendment and the promissory notes executed pursuant hereto are “Obligations” as defined in the Agreement and “Guaranteed Indebtedness” as defined in the U.S. Guaranty Agreement.

DOMESTIC GUARANTORS

IHS INC.
IHS HOLDING INC.
IHS GLOBAL INC.

By:    /s/ Grant Nicholson

R.L. POLK & CO.
CARFAX, INC.

By:    /s/ Grant Nicholson

Grant Nicholson
Corporate VP and Treasurer

[Signature Page to Consent to First Amendment to IHS Credit Agreement (Revolving)]

CONSENT OF FOREIGN GUARANTORS

Each of the undersigned Foreign Guarantors: (i) consents and agrees to this Amendment including, without limitation, Section 5.2 thereof; (ii) agrees that the Loan Documents to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Foreign Guarantor enforceable against it in accordance with their respective terms; and (iii) agrees that the obligations, indebtedness and liabilities of the Foreign Borrowers arising under this Amendment and the promissory notes executed pursuant hereto are “Obligations” as defined in the Agreement and “Guaranteed Indebtedness” as defined in the Foreign Guaranty Agreement.

FOREIGN GUARANTORS

IHS GROUP HOLDINGS LIMITED
IHS INTERNATIONAL HOLDINGS LIMITED
IHS GLOBAL LIMITED

By:	/s/ Grant Nicholson

IHS GLOBAL S.A.
By:    /s/ Grant Nicholson

IHS GLOBAL CANADA LIMITED

By:	/s/ Grant Nicholson

IHS EMEA HOLDING S.A.R.L.
IHS LUXEMBOURG S.A.R.L.

By:	/s/ Grant Nicholson

Grant Nicholson
Corporate VP and Treasurer

[Signature Page to Consent to First Amendment to IHS Credit Agreement (Revolving)]